                                                                    EXHIBIT 99.1

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement ("Agreement") is made as of the 20th day of April, 2001, by and among PurchasePro.com, Inc., a Nevada corporation (the "Company"), and each of the shareholders of Net Research, Inc., a Florida corporation ("NRI"), named on EXHIBIT A hereto (the "Holders").

                                    RECITALS

                  WHEREAS, the Company, NRI Merger Corporation, a Florida corporation and wholly-owned subsidiary of the Company, NRI and Abu Rahman, the majority shareholder of NRI are parties to the Agreement and Plan of Reorganization dated March 5, 2001, as amended on April 17, 2001 and on April 20, 2001 (as amended, the "Merger Agreement"); and

                  WHEREAS, the execution of this Agreement is required by the Merger Agreement.

                  NOW, THEREFORE, the parties hereby agree as follows:

                  1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

                           1.1. DEFINITIONS. For purposes of this SECTION 1:

                                    (a) The term "1934 Act" shall mean the
Securities Exchange Act of 1934, as amended.

                                    (b) The term "Act" means the Securities Act
of 1933, as amended.

                                    (c) The term "Holder" means a Holder and any
assignee thereof in accordance with SECTION 1.9 hereof.

                                    (d) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                                    (e) The term "Registrable Securities" means
all of the shares of Common Stock of the Company issued to the Holders pursuant to the Merger Agreement.

                                    (f) The term "SEC" shall mean the Securities
and Exchange Commission.

                           1.2. OBLIGATIONS OF THE COMPANY. The Company shall
within ninety (90) days of the Closing Date (as defined in the Merger
Agreement):

                                    (a) Prepare and file with the SEC a
registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and, upon the request of a Holder, keep such registration statement effective for the longer of a period of up to one hundred twenty (120) days or until the distribution contemplated in the registration statement has been completed.

                                    (b) Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                                    (c) Furnish to the Holders such numbers of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as a Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

                                    (d) Use commercially reasonable efforts to
register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by a Holder; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                                    (e) Provide a transfer agent and registrar
for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           1.3. SUSPENSION. If the Company shall determine
pursuant to the good faith judgment of its Chief Executive Officer, or alternatively, the Board of Directors of the Company, that it would be significantly harmful to the Company and its Stockholders for resales of Registrable Securities to be made pursuant to the registration statement, due to
(i) the existence of a material development or potential material development with respect to or involving the Company which the Company would be obligated to disclose in the prospectus contained in the registration statement, which disclosure would in the good faith judgment of its Chief Executive Officer or its Board of Directors of the Company be premature or otherwise inadvisable at such time and would not be in the best interests the Company and its Stockholders, or (ii) the occurrence of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or prospectus so that it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Holders to the effect of the foregoing and, upon receipt of such certificate, the use of the registration statement and prospectus will be deferred or suspended and will not recommence until (1) such Holder's receipt from the Company of copies of the supplemented or amended prospectus, or (2) such Holders are advised in writing by the Company that the prospectus may be used. The Company will use best efforts to ensure that the use of the registration statement and prospectus may be resumed, as soon as


                                       2.
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practicable and, in the case of a pending development or event referred to in
(i) above, as soon, in the reasonable judgment of the Company, as disclosure of the material information relating to such pending development would not have a materially adverse effect on the Company's ability to consummate the transaction, if any, to which such development relates.

                           1.4. FURNISH INFORMATION. It shall be a condition
precedent to the obligations of the Company to take any action pursuant to this
SECTION 1 with respect to the Registrable Securities of the Holders that each Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities of the Holder.

                           1.5. EXPENSES OF REGISTRATION. The Company shall bear
and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this SECTION 1 (which right may be assigned as provided in SECTION 1.9), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding the fees and disbursements of the counsel for any Holder and underwriting discounts and commissions relating to Registrable Securities.

                           1.6. DELAY OF REGISTRATION. The Holders shall not
have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this SECTION 1.


                           1.7. INDEMNIFICATION. In the event any Registrable
Securities are included in a registration statement under this SECTION 1:

                                    (a) To the extent permitted by law, the
Company will indemnify and hold harmless each Holder and each person, if any, who controls a Holder within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each Holder or any such controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this SUBSECTION 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action


                                       3.

to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished for use in connection with such registration by a Holder or any such controlling person.

                                    (b) To the extent permitted by law, the
Holders, jointly and severally, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any controlling person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by a Holder in writing for use in connection with such registration; and the Holders will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this SUBSECTION 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this SUBSECTION 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders, which consent shall not be unreasonably withheld.

                                    (c) Promptly after receipt by an indemnified
party under this SECTION 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if not materially prejudicial to its ability to defend such action, shall not relieve such indemnifying party of any liability to the indemnified party under this SECTION 1.7.

                                    (d) If the indemnification provided for in
this SECTION 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified


                                       4.
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party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                                    (e) Notwithstanding the foregoing, to the
extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by the Holders in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                                    (f) The obligations of the Company and the
Holders under this SECTION 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this SECTION 1, and otherwise.

                           1.8. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.
With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                                    (a) make and keep public information
available, as those terms are understood and defined in SEC Rule 144, at all times;

                                    (b) file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the 1934 Act; and

                                    (c) furnish to each Holders, so long as such
Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing a Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

                           1.9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to
cause the Company to register Registrable Securities pursuant to this SECTION 1 may not be assigned by any Holder to a transferee or assignee of such securities; PROVIDED, HOWEVER, each Holder may assign his or her rights hereunder to the following transferees of any Registrable Securities: the Holder's spouse, lineal descendants, parents or siblings, or a trust for the benefit of any of them, or a limited partnership, corporation, limited liability company or other entity of which all of the equity and other ownership interests are owned by any of them.

                           1.10. TERMINATION OF REGISTRATION RIGHTS. Subject
to the obligations of the Company contained in SECTION 1.2(a) hereof to keep a registration statement effective, the obligation of the Company for the registration of the Registrable Securities pursuant to this SECTION 1 shall terminate upon the earlier of the date upon which (a) all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold


                                       5.
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under Rule 144 during any 90-day period, or (b) all of the Registrable
Securities have been registered pursuant to the terms of this Agreement.

                  2. MISCELLANEOUS.


                           2.1. SUCCESSORS AND ASSIGNS. Except as otherwise
provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                           2.2. GOVERNING LAW. This Agreement shall be governed
by and construed under the laws of the State of Nevada.

                           2.3. COUNTERPARTS. This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           2.4. TITLES AND SUBTITLES. The titles and subtitles
used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           2.5. NOTICES. Unless otherwise provided, any notice
required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                           2.6. AMENDMENTS AND WAIVERS. Any term of this
Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders holding a majority of the Registrable Securities.

                           2.7. SEVERABILITY. If one or more provisions of this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                           2.8. ENTIRE AGREEMENT. This Agreement and the
Purchase Agreement (including the Exhibits hereto and thereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                           [SIGNATURE PAGE TO FOLLOW]


                                       6.
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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              PURCHASEPRO.COM, INC., a Nevada corporation

                              By:  /s/ Shawn McGhee
                                 ----------------------------------------------
                              Name: Shawn McGhee
                                    -------------------------------------------
                              Title:  President
                                      -----------------------------------------

                    Address:  3291 North Buffalo Drive
                              Las Vegas, NV 89129
                              Attn: Scott Wiegand

                              HOLDERS:

                              **
                              -------------------------------------------------





** Each of the former shareholders of Net Research, Inc. listed on Exhibit A hereto have executed this Agreement.






              [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A

                               SCHEDULE OF HOLDERS

MOHAMMED R. CHOWDHURY                       30,000
SALMAN AHMED                                15,000
AMIRUL ISLAM                                15,000
ZAKIRUL A. SHIRAJEE                         30,000
MOHAMMAD F. ALAM                           100,000
RICHARD A. LIDINSKY III                    225,000
ABU RAHMAN                               6,066,000
STEVEN KANG                                 50,000
CHRISTOPHER DAY                            100,000
MICHAEL TRADER                              75,000
RICHARD A. LIDINSKY JR.                     75,000
PRAKASH ATAWALE                             37,500
MARY ANGELA MAHONEY                         75,000
VASUDEV KRISHNAMOORTHY                      37,500
DIWAKAR G. RAYULU                           37,500
RAJENDRA P. BHANDARU                        37,500
SRIKANTH JUJARE                             150,000
WENDY ZHOU                                  42,500
SREENIVAS IKKURTY RAO                       80,250
ESWARI SURE                                 30,000
AZEEM SHAIK                                 30,000
SRIRAM CHITTATHOOR                          11,250
CLIFF NEUMAN                                75,000
RAMESH AND ARUNA PATIL                      75,000

                                  TOTAL  7,500,000
